Exhibit 10.10



________________________________________________________________________________
________________________________________________________________________________

                    LETTER OF CREDIT REIMBURSEMENT AGREEMENT

                                 By and Between

                            IVC INDUSTRIES, INC. and

                   INTERNATIONAL VITAMIN OVERSEAS SALES CORP.

                                       and

                 THE CHASE MANHATTAN BANK (NATIONAL ASSOCIATION)


                           Dated: As of April 30, 1996

________________________________________________________________________________
________________________________________________________________________________





























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          THIS LETTER OF CREDIT REIMBURSEMENT AGREEMENT dated as of the 30th day of April, 1996, is by and among IVC INDUSTRIES, INC. (formerly known as International Vitamin Corporation), a Delaware corporation ("IVC"), having an address at 500 Halls Mill Road, Freehold, New Jersey 07728, INTERNATIONAL
VITAMIN OVERSEAS SALES CORP., a New Jersey corporation ("IVOSC"), having an address at 500 Halls Mill Road, Freehold, New Jersey 07728 (IVC and IVOSC are hereinafter collectively referred to as the "Companies") and THE CHASE MANHATTAN BANK (NATIONAL ASSOCIATION), a national banking association having an address at 4 Chase Metrotech Center, 8th Floor, Brooklyn, New York 11245, Attention:
Standby Letter of Credit Department (the "Bank").

          WHEREAS, the New Jersey Economic Development Authority (the "Authority") has issued $5,000,000.00 aggregate principal amount of New Jersey Economic Development Authority Economic Development Bonds (International Vitamin Corporation Project) Series 1995 (the "Bonds") pursuant to an Indenture of Trust dated as of October 1, 1995 (the "Indenture") between First Fidelity Bank, National Association (now known as First Union National Bank), as Trustee (the "Trustee"), and the Authority; and

          WHEREAS, the Companies have requested the Bank, as agent under the Credit Agreement hereinafter described, to issue an irrevocable direct-pay letter of credit in the form of Exhibit A hereto (such letter of credit, and any letter of credit that the Bank may issue in substitution or replacement thereof, being herein called the "Letter of Credit") for the account of IVC in an amount not exceeding $5,106,850.00, of which the sum of $5,000,000.00 shall be in respect of the principal of the Bonds, and the remainder shall be in respect of up to 65 days' interest on the outstanding Bonds computed at the rate of twelve percent (12.00%) per annum accrued on the outstanding Bonds on or prior to the maturity (whether at the stated maturity date or upon redemption or acceleration or otherwise) thereof; and

          WHEREAS, IVC is entering into this Agreement in order to induce the Bank to issue the Letter of Credit; and

          WHEREAS, IVOSC is also entering into this Agreement as required by the Indenture in order to induce the Bank to issue the Letter of Credit;

          WHEREAS, the parties hereto intend (i) that the Letter of Credit replace a letter of credit previously issued October 5, 1995








































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by a different bank for the account of IVC in favor of the Trustee in respect of the Bonds, and (ii) that the Letter of Credit constitute an "Alternate Credit Facility" under the Indenture, and (iii) that this Agreement be deemed the "Reimbursement Agreement" for the purpose of the Indenture.


          NOW, THEREFORE, in consideration of the premises and in order to induce the Bank to issue the Letter of Credit, the Companies and the Bank hereby agree as follows:

                                    ARTICLE I
                                   DEFINITIONS
                                   -----------

          1.01.     In General. For all purposes of this Agreement, except as
                    ----------
otherwise expressly provided herein:

          (a) Accounting terms not otherwise defined herein shall have the meanings assigned to them in accordance with accounting principles and practices generally accepted in the United States of America ("GAAP"); and

          (b) Each reference in this Agreement to a particular person shall be deemed to include a reference to such person's successors and permitted assigns.

          1.02.     Specific Terms Defined. The following terms (including both
                    ----------------------
the singulars and plurals thereof) shall have the meanings respectively assigned to them directly or by reference below in this Section 1.02:

          "A Drawing" shall mean a drawing under the Letter of Credit with respect to a payment of principal on the Bonds.

          "Affiliate" means with respect to the Companies (a) any Person (including any Subsidiary) which, directly or indirectly, is in control of, is controlled by, or is under common control with the Companies, or (b) any Person or entity who is a director or officer of (i) the Companies, or (ii) any Person described in clause (a) above. For purposes of this definition, control of an entity shall mean the power, directly or indirectly (i) to vote five percent (5%) or more of the securities having ordinary voting power for the election of directors of such entity, or (ii) to

































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direct or cause the direction of the management and policies of such entity whether by contract or otherwise.

          "Agreement" means this Letter of Credit and Reimbursement Agreement (including all Schedules and Exhibits annexed hereto), as the same may be amended, supplemented or modified from time to time.

          "Authority" shall mean the New Jersey Economic Development Authority.

          "B Drawing" shall mean a drawing under the Letter of Credit with respect to a payment of interest on the Bonds.

          "Bank" has the meaning set forth in the preamble.

          "Banks" means the Banks party to the Credit Agreement.

          "Bank Rate" shall mean the Prime Rate, plus two percent (2%) per annum.

          "Bond Agreement" shall mean that certain Bond Agreement dated as of October 1, 1995, between the Authority and IVC relating to the Bonds.

          "Bond Documents" shall mean the Indenture, the Bond Agreement and all other documents delivered in connection with the Bonds.

          "Bonds" shall have the meaning set forth in the preamble.

          "Business Day" means any day of the year, other than a Saturday, Sunday or legal holiday, on which banks located in the city in which the principal office of the Trustee is located and in the city in which the principal office of the Bank is located are not required or authorized to remain closed.

          "C Drawing" shall mean a drawing under the Letter of Credit with respect to a tender of Bonds pursuant to the Indenture.

          "Companies" has the meaning set forth in the preamble.


































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          "Credit Agreement" means the Credit Agreement dated the date hereof among IVC, the Banks party thereto, and the Bank as agent (as the same may hereafter be amended or supplemented from time to time).

          "Date of Issuance" shall mean the date of issuance of the Letter of Credit.

          "Default Rate" means two percent (2%) per annum in excess of the Bank Rate.

          "Event of Default" has the meaning ascribed to such term in Section
6.01 of this Agreement.

          "Facility Documents" has the meaning ascribed to such term in the Credit Agreement.

          "Indenture" shall mean the Trust Indenture dated as of October 1, 1995 between the Authority and the Trustee relating to the Bonds.

          "Letter of Credit" shall have the meaning set forth in the preamble hereto.

          "Operating Account" shall mean a bank account of each or both of the Companies required to be maintained with the Bank pursuant to this Agreement.

          "Person" means an individual, partnership, corporation, limited liability company, business trust, joint stock company, trust, unincorporated association, joint venture, governmental authority or other entity of whatever nature.

          "Project Facilities" has the meaning ascribed to such term in the Indenture.

          "Pledged Bonds" means any Bonds purchased with the proceeds of a C Drawing under the Letter of Credit pursuant to the Indenture, which Bonds are pledged by the Companies to the Bank hereunder.


































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          "Prime Rate" means that rate of interest from time to time announced by the Bank at its principal office as its prime commercial lending rate.

          "Related Documents" means, collectively, (a) this Agreement, (b) the Letter of Credit; (c) the Bonds; (d) the Bond Documents; and (e) any other document or instrument executed by either or both of the Companies for the benefit of the Bank relating to any of the documents hereinbefore mentioned.

          "Termination Date" shall mean the last day a drawing is available under the Letter of Credit.

          "Trustee" shall mean First Union National Bank (formerly known as First Fidelity Bank, National Association), as trustee under the Indenture.

                                   ARTICLE II
               AGREEMENT OF THE BANK TO ISSUE THE LETTER OF CREDIT
               ---------------------------------------------------

          2.01.     Agreement of the Bank to Issue the Letter of Credit. Subject
                    ---------------------------------------------------
to the terms and conditions of this Agreement, the Bank agrees to issue the Letter of Credit simultaneously with the execution and delivery of this Agreement.

          2.02.     Term of Letter of Credit.  Subject to earlier termination in
                    ------------------------
accordance with the terms of the Letter of Credit, the term of the Letter of Credit shall terminate on May 15, 2003 (the "Letter of Credit Maturity Date").

                                   ARTICLE III
                  REIMBURSEMENT OBLIGATIONS AND OTHER PAYMENTS
                  --------------------------------------------

          3.01.     Draws and Other Fees and Expenses Under the Letter of
                    -----------------------------------------------------
Credit.  The Companies hereby agree to pay to the Bank:
- ------

          (a) on or before the 20th day of each month, commencing with the month of May, 1996, an amount necessary to accumulate in equal installments the amount to be drawn under the Letter of Credit on the immediately succeeding date of any "A Drawing";

          (b) on or before the 20th day of each month, commencing with the month of May, 1996, an amount equal to thirty (30) days































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interest at the rate of twelve percent (12%) per annum on the Stated Amount of the Letter of Credit (as defined in the Letter of Credit), provided that on the Business Day next succeeding each B Drawing, the Bank shall credit the Operating Account in an amount equal to the difference between the amount paid by the Companies to the Bank pursuant to this Section 3.01(b) and the amount of the B Drawing;

          (c) in the case of any drawing on the Letter of Credit (including an A Drawing, a B Drawing or a C Drawing) that is not reimbursed out of funds theretofore deposited with the Bank pursuant to subsection (a) and (b) of this Section, the Companies shall on the same day such drawing is made reimburse the Bank the amount of such drawing;

          (d) on the Date of Issuance, an amount equal to the aggregate amount due from the Companies pursuant to subparagraphs 3.01(a) and (b) above for one month, which amount shall be held in reserve by the Bank, subject to the Companies' performance of their obligations hereunder;

          (e) on each date that any amount is drawn under the Letter of Credit pursuant to any drawing referred to in clauses (a) or (b) herein above, a drawing fee in the amount of $150.00 per each draw, subject to change based upon any change in the Bank's standard fee schedule;

          (f) upon each transfer of the Letter of Credit in accordance with its terms a sum equal to $1,500.00;

          (g) upon a termination of the Letter of Credit prior to the Termination Date, an early termination fee in the amount of $5,000.00;

          (h) upon demand, any and all reasonable expenses incurred by the Bank in enforcing any rights under this Agreement and the other Related Documents; and

          (i) upon demand, any and all reasonable charges the Bank may make in connection with drawings under the Letter of Credit and any and all reasonable expenses which the Bank incurs relative to the Letter of Credit.



































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          3.02.     Authorization to Reimburse Draws.  The Companies hereby
                    --------------------------------
authorize the Bank to apply the amounts set forth in subparagraphs 3.01(a) and
(b) above to reimburse the Bank for any such drawings honored by the Bank and made to the Trustee on the Letter of Credit and further acknowledge that the Companies are paying said amounts set forth in subparagraphs 3.01(a) and (b) above to the Bank for the purpose of reimbursing the Bank for drawings honored on the Letter of Credit. To the extent not otherwise paid pursuant to paragraphs 3.01(a) and (b) above, the Companies shall reimburse the Bank for all amounts drawn under the Letter of Credit for any reason, upon demand, and in no event later than the same day on which the drawing on the Letter of Credit occurs.

          3.03.     Pledged Bonds.  The Companies hereby pledge to the Bank, and
                    -------------
grant to the Bank a first priority lien and security interest in, the Pledged Bonds. The Pledged Bonds shall be released from time to time as provided in the Indenture. Until so released, the Pledged Bonds shall bear interest at the Bank Rate.

          3.04.     Letter of Credit Fee.  The Companies hereby covenant and
                    --------------------
agree to pay to the Bank a letter of credit fee with respect to the Letter of Credit in the amount and at the times provided in the Credit Agreement.

          3.05.     Default Rate. Any amount not paid when due under this
                    ------------
Article III shall bear interest from the date such payment is due at a per annum rate equal to the Default Rate (as such term is defined in the Credit Agreement).

          3.06.     Place of Payment; Automatic Debit.  All payments by or on
                    ---------------------------------
behalf of the Companies to the Bank hereunder shall be made on the date such payment becomes due in lawful currency of the United States and in immediately available funds at the Bank's office at 4 Chase Metrotech Center, 8th Floor, Brooklyn, New York 11245, Attention: Standby Letter of Credit Department, or at such other place as may be designated by the Bank by written notice to IVC.
Each Company agrees to maintain at the Bank the Operating Account and authorizes the Bank to debit automatically such Operating Account (or any other deposit account of such Company with the Bank) for the amounts due and owing as payment under this Agreement. In the event the amount so charged shall create an overdraft, the Companies agree to pay to the Bank any and

































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all fees then in effect associated with overdrafts until the overdraft is paid in full. During any time in which an overdraft is created and outstanding, this Agreement shall be deemed to be in default (and shall bear interest at the Default Rate) and the Bank shall not be required to honor any checks drawn on or transfers from such deposit accounts. The creation of any overdrafts shall not be deemed to be a payment hereunder or a waiver by the Bank of any Event of Default hereunder and nothing herein shall obligate the Bank to create any such overdraft. Any payment due on a day which is not a Business Day (as defined in the Letter of Credit) shall be paid on the next succeeding Business Day.

          3.07.     Evidence of Debt. The Bank shall maintain in accordance with
                    ----------------
its usual practice an account or accounts evidencing the indebtedness of the Companies resulting from each drawing under the Letter of Credit, the amounts of principal and interest payable and paid from time to time hereunder or other reimbursable costs and expenses hereunder.

                                   ARTICLE IV
                      OBLIGATIONS ABSOLUTE; INDEMNIFICATION
                      -------------------------------------

          4.01.     Absolute Obligations.  The obligations of the Companies
                    --------------------
under this Agreement shall be absolute and unconditional under any and all circumstances and irrespective of any setoff, counterclaim or defense to payment which the Companies (or either of them) may have or have had against the Bank or any of the other Banks or any other Person, including, without limitation, any defense based upon the failure of any drawing under the Letter of Credit to conform to the terms of the Letter of Credit or any nonapplication or misapplication by the beneficiary of the proceeds of such drawing.

          4.02.     Proper Drawing.  The Bank may honor, as complying with the
                    --------------
terms of the Letter of Credit, any instrument or other document otherwise in order signed or issued by a successor-in-interest under law, or legal representative of, the party authorized under such Letter of Credit to draw or issue such instruments or other documents.

          4.03.     Uniform Customs and Practice.  The Uniform Customs and
                    ----------------------------
Practice for Documentary Credits (1993 Revision), International Chamber of Commerce Publication No. 500, shall be


































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binding on the Companies and the Bank except to the extent otherwise agreed herein.

          4.04.     Acceptance of Documents.  The Bank shall be required to make
                    -----------------------
payment under the Letter of Credit only upon presentation of documents that strictly conform to the terms of such Letter of Credit. The Bank may, however, make payment under the Letter of Credit upon presentation of documents that substantially conform to the terms of such Letter of Credit, and the Companies's obligation to reimburse the Bank for amounts paid under the Letter of Credit shall not be affected by insubstantial variations in any such documents from the strict requirements of such Letter of Credit.

          4.05.     Acts of Beneficiaries of Letters of Credit.  The Companies
                    ------------------------------------------
assume all risks for the acts or omissions of the beneficiary of the Letter of Credit relating to such Letter of Credit.

          4.06.     Disclaimer of Liability; Indemnification.  (a) Except in
                    ----------------------------------------
cases of gross negligence or willful misconduct, neither the Bank, nor the Bank's correspondents, nor any of the other Banks shall be responsible for, or incur any liability to anyone for: (1) failure to pay or to accept if such failure is due to any applicable legal or regulatory restriction in force at the time and place of presentment; (2) any matter respecting the documents relating to the Letter of Credit, including without limitation: the validity, sufficiency, or genuineness of such documents, even if such documents should in fact prove to be in any or all respects invalid, insufficient, fraudulent, or forged, failure of any draft to bear any reference or adequate reference to the Letter of Credit, or failure of any person to note the amount of any draft on the reverse of the Letter of Credit; or (3) errors, omissions, interruptions, or delays in transmission or delivery of any messages, by mail, cable, telegraph, wireless, or otherwise, whether or not they be in cipher. In addition, neither the Bank nor any of the other Banks shall be responsible for any error, neglect, or default of any of the Bank's correspondents. None of the foregoing occurrences shall affect, impair, or prevent the vesting of any of the Bank's rights or powers hereunder.

          (b) The Companies agree to hold the Bank, the other Banks and the correspondents of any of them indemnified and


































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harmless against any and all claims, loss, liability, damage or cost, including reasonable counsel fees and allocated costs of internal counsel, arising from or in connection with the Letter of Credit, including without limitation, any such claim, liability, damage or cost arising out of any transfer, sale, delivery, surrender or endorsement of any document at any time(s) held by the Bank or held for its account by any correspondent, or arising out of any action for injunctive or other judicial or administrative relief and affecting, directly or indirectly, the Bank, or any of the other Banks or any of their correspondents except for matters arising from gross negligence or willful misconduct of the indemnified party.

          4.07.     Modifications to Letter of Credit.  If, at the request of
                    ---------------------------------
either Company, there is, with respect to the Letter of Credit, any extension of the time for presentment of drafts, acceptances, or documents, any increases in the amount thereof, or any other modification of the terms thereof, with or without notice to others, this Agreement shall be binding upon the Companies with regard to: such Letter of Credit as so modified; any drafts, acceptances, documents, and property relating to or covered thereby; and any action taken by the Bank or any of the Bank's correspondents in accordance with such extension, increase, or other modification.

                                    ARTICLE V
                               INSURANCE PROCEEDS
                               ------------------

          5.01.     Application of Insurance Proceeds.  In the event of any
                    ---------------------------------
damage to or destruction of the Project Facilities by fire or other casualty, the Bank shall consent to the application of insurance proceeds to the repair, replacement or restoration of the Project Facilities, so long as (i) no Event of Default occurs and is continuing and (ii) no redemption of the Bonds is required to be made as a result of such damage or destruction. If an Event of Default does occur and is continuing, or if such redemption is required to be made, such proceeds shall (at the option of the Bank) be applied to the redemption of the Bonds or to the payment of the obligations of IVC under this Agreement or the Credit Agreement or to the repair, replacement or restoration of the Project Facilities. If the Bank does consent to the application of insurance proceeds to the repair, replacement or restoration of the Project Facilities, the Companies shall undertake such repair,


































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replacement or restoration promptly and with due diligence, and such proceeds shall be disbursed to IVC, in accordance with the Bank's standard construction-loan procedures, to pay or reimburse IVC for the cost of such repairs, replacements or restoration; in the event such insurance proceeds are (in the reasonable estimate of the Bank) insufficient to effect a complete repair, replacement or restoration of the Project Facilities, the Companies shall (upon the request of the Bank at any time) deposit in the Acquisition Fund (as defined in the Indenture) an amount equal to such deficiency. The Companies hereby assign to the Bank all their right to receive the proceeds of insurance covering the Project Facilities and direct any insurer to pay all such proceeds directly to the Bank and authorize the Bank to endorse in the name of the Companies any draft for such proceeds.

                                   ARTICLE VI
                              DEFAULTS AND REMEDIES
                              ---------------------

          6.01.     Event of Default.  As used in this Agreement, the term
                    ----------------
"Event of Default" has the meaning ascribed to such term in the Credit
Agreement.

          6.02.     Remedies.  Upon the occurrence and during the continuance of
                    --------
an Event of Default, the Bank may take one or more of the following remedial steps:

          (a) Exercise any or all remedies available to it under the Credit Agreement and the other Facility Documents;

          (b) Declare to be immediately due and payable all amounts owing under this Agreement, whereupon the same shall become immediately due and payable, without presentment, demand for payment, protest, notice of nonpayment or protest, notice of dishonor or any other notice or demand whatsoever, all of which are hereby expressly waived;

          (c) Give notice to the Trustee pursuant to the Indenture requesting the Trustee to declare the principal of the Bonds and all interest accrued and unpaid to be due and payable;

          (d) Pursue any and all remedies available to the Bank under the Related Documents;
































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          (e)       Take any action at law or in equity to collect from the
Companies the payments then due and thereafter to become due under this Agreement or to enforce performance and observance of any obligation, agreement or covenant of the Companies under this Agreement or the other Related Documents;

          (f) The Bank shall have the right immediately, and without notice or other action, to set-off any money owed by the Bank in any capacity to a Company against the liability of such Company to the Bank, and the Bank shall be deemed to have exercised such right to set-off and to have made a charge against any such money immediately upon the occurrence of such Event of Default, even though the actual book entries may be made at some time subsequent thereto; and

          (g) Exercise any and all of either remedies legally available to it.

          6.03.     No Remedy Exclusive.  No remedy herein conferred or reserved
                    -------------------
to the Bank is intended to be exclusive of any other available remedy or remedies, but each and every such remedy shall be cumulative and shall be in addition to every other remedy given under this Agreement or any other Related Document or Facility Document or now or hereafter existing at law or in equity or by statute. No delay or omission to exercise any right or power accruing upon any Event of Default shall impair any such right or power or shall be construed to be a waiver thereof, but any such right and power may be exercised from time to time and as often as may be deemed expedient. In order to entitle the Bank to exercise any remedy reserved to it in this Article, it shall not be necessary to give notice.

          6.04.     No Additional Waiver Implied by One Waiver.  In the event
                    ------------------------------------------
any agreement contained in any Related Document should be breached by any party and thereafter such breach should be waived by any party, such waiver shall be limited to the particular breach so waived and shall not be deemed to waive any other breach hereunder .

                                   ARTICLE VII
                                  MISCELLANEOUS
                                  -------------

































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          7.01.     Addresses for Notices.  Unless otherwise specifically
                    ---------------------
provided herein, any notice, consent or other communication herein required or permitted to be given shall be in writing and may be personally served, telecopied or sent by courier service or United States mail and shall be deemed to have been given when delivered in person or by courier service, upon receipt of a telecopy or three days after deposit in the United States mail (registered or certified, with postage prepaid and properly addressed); provided, however,
                                                            --------
that notices by the Companies (or either of them) to the Bank shall not be effective until receipt; and provided further that the burden of providing
                             -------- -------
receipt of a telecopy shall not be met by a transmission report generated by the sender's telecopy machine. For the purposes hereof, the addresses of the parties hereto (until notice of a change thereof is delivered as provided in this Section) shall be as set forth below, or, as to each party, at such other address as may be designated by such party in a written notice to all of the other parties.

                    If to the Companies:
                    -------------------

                    IVC Industries, Inc.
                    500 Halls Mill Road
                    Freehold, NJ 07728
                    Attention: Mr. I. Alan Hirschfeld

                    If to the Bank:
                    --------------

                    The Chase Manhattan Bank (National Association) 4 Chase Metrotech Center
                    8th Floor
                    Brooklyn, New York 11245
                    Attention:  Standby Letter of Credit Department

                    with a simultaneous copy to:
                    ---------------------------

                    Chase National Corporate Services, Inc.
                    Heights Plaza
                    777 Terrace Avenue, 3rd Floor
                    Hasbrouck Heights, New Jersey 07604
                    Attention:  Mr. Peter M. Fitzsimmons

          7.02.     Successors and Assigns.  Whenever in this Agreement any of
                    ----------------------
the parties hereto is referred to, such reference






























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shall be deemed to include the successors and assigns of such party except that the Companies shall not have the right to assign its rights or obligations hereunder or any interest herein.

          7.03.     Survival. All covenants, agreements, representations and
                    --------
warranties made by the Companies herein or in any of the Related Documents or any certificate or instrument contemplated hereby shall survive any independent examination made by the Bank and the execution and delivery of this Agreement and the Related Documents, and said certificates or instruments and shall continue so long as any obligations are outstanding and unsatisfied, applicable statute of limitations to the contrary notwithstanding.

          7.04.     New York Law Governs.  This Agreement shall be construed in
                    --------------------
accordance with and governed by the laws of the State of New York.

          7.05.     Waivers in Writing.  The waiver of any provisions of this
                    ------------------
Agreement or any other Related Documents, or consent to any departure by the Companies therefrom, shall in no event be effective unless the same shall be in writing and signed by the Bank by an authorized person. Any such waiver shall be effective only in the specific instance and for the purpose for which given. No notice to or demand on the Companies in any case shall entitle them to any other further notice or demand in the same circumstances.

          7.06.     Amendments, Etc.  No amendment, modification, termination or
                    ----------------
waiver of any provision of this Agreement or any Related Document shall be effective unless the same shall be in writing and signed by the parties hereto and no waiver of any provision of this Agreement or any Related Document or consent to any departure by a party therefrom shall in any event be effective unless the same shall be in writing and signed by the other party, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given. No notice to or demand on the Companies in any case shall entitle the Companies to any other further notices or demand in similar or other circumstances.

          7.07.     Failure to Exercise Rights.  Neither any failure nor any
                    --------------------------
delay on the part of the Bank in exercising any



































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right, power or privilege hereunder or under any Related Document shall operate as a waiver hereof or thereof, nor shall a single or partial exercise thereof preclude any other or further exercise of any other right, power or privilege.

          7.08.     Captions.  The section headings contained herein are for
                    --------
reference purposes only and shall not in any way affect the meaning or interpretation of this Agreement.

          7.09.     Severability. In the event any provision of this Agreement
                    ------------
or any Related Document shall be held invalid or unenforceable by any court of competent jurisdiction, such holding shall not invalidate or render unenforceable any other provision hereof or thereof.

          7.10.     Advice of Counsel.  The Companies hereby confirm actual and
                    -----------------
full knowledge and acceptance of the terms and provisions of the Related Documents and this Agreement, as to all of which the Companies further acknowledge that the Companies have received the advice of counsel.

          7.11.     Costs and Expenses.  The Companies agree to pay on demand
                    ------------------
(a) all reasonable costs and expenses of the Bank in connection with the preparation, printing, execution, delivery and administration of this Agreement, the Related Documents and the other instruments and documents to be delivered hereunder (including, without limitation, the reasonable fees and out-of-pocket expenses of counsel and reasonable fees and costs of inspections with respect thereto), and (b) all reasonable costs and expenses, if any, of the Bank in connection with the enforcement against the Companies of this Agreement, the Related Documents and the other instruments and documents to be delivered hereunder (including the reasonable fees and out-of-pocket expenses of legal counsel with respect thereto).

          7.12           WAIVER OF JURY TRIAL. AFTER CONSULTATION WITH COUNSEL,
                         --------------------
AND WITH KNOWLEDGE OF THE CONSEQUENCES, THE COMPANIES AND THE BANK HEREBY WAIVE ALL RIGHTS TO DEMAND A JURY TRIAL AND AGREE THAT ALL SUITS WILL BE HEARD BY JUDGE ONLY.

          IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their duly authorized officers on the date first hereinabove written.

































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                                        COMPANIES:

Attest:                                 IVC INDUSTRIES, INC., a Delaware
                                        corporation


By:/s/ Sheldon Drucker                  By:/s/ E. Joseph Edell
   ----------------------                 -----------------------
   Name:                                  Name:
   Title:                                 Title:

Attest:                                 INTERNATIONAL VITAMIN OVERSEAS SALES
                                        CORP., a New Jersey corporation


By:/s/ Sheldon Drucker                  By:/s/ Arthur S.Edell
   ---------------------------             ---------------------------
   Name:                                   Name:
   Title:                                  Title:

                                        BANK:

Witness: THE CHASE MANHATTAN BANK (NATIONAL ASSOCIATION), a national banking association


                                        By:/s/ Jo Morrison
By:____________________________            --------------------------
   Name:                                   Name:
   Title:                                  Title:

                                    EXHIBIT A

                          IRREVOCABLE LETTER OF CREDIT





                            THE CHASE MANHATTAN BANK
                             (NATIONAL ASSOCIATION)



First Union National Bank (formerly
  known as First Fidelity Bank,
  National Association)
765 Broad Street
Newark, New Jersey 07102
Attn:  Corporate Trust Department


                                        Date:  April ___, 1996

                                        CREDIT NO.  PC801162

Dear Sirs:

          The Chase Manhattan Bank (National Association) (the "Bank"), at the request and for the account of IVC Industries, Inc. (formerly known as International Vitamin Corporation), a Delaware corporation ("Company"), hereby establishes its Irrevocable Letter of Credit No. PC801162 in favor of First Union National Bank (formerly known as First Fidelity Bank, National Association) as Trustee ("Trustee") for the benefit of bondholders under the Indenture of Trust, dated as of October 1, 1995 (the "Indenture"), between the Trustee and the New Jersey Economic Development Authority (the "Issuer") pursuant to which $5,000,000.00 in aggregate principal amount of the Issuer's bonds designated "New Jersey Economic Development Authority Economic Development Bonds (International Vitamin Corporation Project) Series 1995" (the "Bonds") have been issued.

          This credit is available by the Trustee's draft(s) at sight drawn on the Bank and the certificates described and upon the terms and conditions set forth below, up to an aggregate amount not exceeding $5,106,850.00 (hereinafter, as reduced and/or reinstated from time to time, the "Stated Amount"), of which an amount not exceeding $5,000,000.00 (the "Principal Component") may be drawn upon with respect to payment of the purported unpaid principal amount of the outstanding Bonds and an amount not exceeding $106,850.00 (the "Interest Component") may be drawn upon with respect to payment of up to 65 days' interest on the Bonds accrued on the Bonds (computed on the basis of an interest rate on the Bonds of 12% per annum notwithstanding the actual rate payable from time to time on the Bonds) on or prior to the maturity (whether at the stated maturity date or upon redemption or acceleration or otherwise) thereof. This Letter of Credit shall be effective immediately and shall expire on May 15, 2003 (the "Expiration Date"), unless terminated earlier in accordance with the provisions hereof.

          1. Funds under this Letter of Credit are available to you against your sight draft(s) drawn on us, stating on their face: "Drawn under The Chase Manhattan Bank (National Association) Irrevocable Letter of Credit No. PC801162 and any of the following:

                    (A) if the drawing is being made with respect to any payment of principal on the Bonds (an "A Drawing"), accompanied by a written certificate signed by a purported Authorized Officer of the Trustee in the form of Exhibit A attached hereto appropriately completed;
   ---------

                    (B) if the drawing is being made with respect to a payment of interest on the Bonds (a "B Drawing"), accompanied by a written certificate signed by a purported Authorized Officer of the Trustee in the form of Exhibit B
                                                                       ---------
attached hereto appropriately completed; and

                    (C) if the drawing is being made with respect to a tender of Bonds (a "C Drawing"), accompanied by a written certificate signed by a purported Authorized Officer of the Trustee in the form of Exhibit C attached
                                                           ---------
hereto appropriately completed.

          2. Presentation of such draft(s) and certificate(s) shall be made at our office located at 4 Chase Metrotech Center, 8th Floor, Brooklyn, New York 11245, Attention: Standby Letter of Credit Department, or at any office in the City and State of New York which may be designated by us by a least five (5) business days' prior written notice delivered to you at your office specified in Paragraph 9. Notwithstanding the foregoing, such a sight draft(s) and such certificate(s) shall be presented to our affiliate, Chase National Corporate Services, Inc., by means of facsimile to
(201) 288-8231, Attention: Mr. Peter M. Fitzsimmons (or such other facsimile number as we may hereafter advise you in writing) accompanied by your certification that the original documents, draft(s) and certificate(s) will be delivered on the next succeeding business day to the Bank at the address set forth in the preceding sentence. The date of receipt of the original documents, draft(s) and certificate(s) will be deemed to be the date of actual presentment under this Letter of Credit. We hereby agree that all drafts drawn under and in compliance with the terms of this Letter of Credit will be duly honored by us upon delivery of the draft(s) and certificate(s) as specified above, if presented at such office on or before the Expiration Date hereof. If a drawing is received by us hereunder at or prior to 11:00 A.M., New York time, on a business day, and provided that such drawing and the documents presented in connection therewith conform to the terms and conditions hereof, payment shall be made to you of the amount specified, in immediately available funds, by no later than 3:30 P.M., New York time, on the same business day. If a drawing is received by us hereunder after 11:00 A.M., New York time, on a business day, and provided that such drawing and the documents presented in connection therewith conform to the terms and conditions hereof, payment shall be made to you of the amount specified, in immediately available funds, by no later than 3:30 P.M., New York time, on the succeeding business day. Payments by the Bank under this Letter of Credit will be made from the Bank's own funds. If requested by you in your sight draft, payment under this Letter of Credit may be made by deposit of immediately available funds into a designated account that you maintain with us. As used herein "business day" shall mean any day of the year, other than a Saturday, Sunday or legal holiday, on which banks located in the city in which your principal offices are located and in the city in which the principal office of the Bank is located are not required or authorized to remain closed.

          3. Drawings hereunder honored by us shall not, in the aggregate, exceed the Stated Amount, as the Stated Amount may have been reinstated by us as described in the succeeding paragraph 4. Each drawing honored by the Bank hereunder shall pro tanto reduce the amount
                                            --- -----
available under this Letter of Credit, which amount may be reinstated by us as described in the succeeding paragraph 4. Notwithstanding the foregoing, any amount drawn pursuant to an "A Drawing" shall not be subject to reinstatement.

          4. After payment by us of a "B Drawing", the obligation of the Bank to honor drawings under this Letter of Credit in respect of interest accrued on Bonds outstanding under the Indenture will be reinstated to an amount up to but not exceeding an amount equal to 65 days' interest on the outstanding Principal Component (computed at the rate of 12% per annum) at 5:00 P.M. (New York City time) on the fifteenth day following the honoring of such "B Drawing", unless prior to such time the Trustee has received at its office specified in Paragraph 9 written notice from the Bank to the effect that the Bank elects not to reinstate such obligation because either (i) the Company has not paid to the Bank all amounts (including interest, if any) due the Bank under the Reimbursement Agreement in respect of such "B Drawing", or (ii) an Event of Default (as defined in the Reimbursement Agreement) has occurred and is continuing. After payment by us of a "C Drawing", the Principal Component and the Interest Component shall be reinstated when and to the extent, but only when and to the extent, that the Bank is reimbursed for any amount drawn hereunder by a Drawing for principal or interest. Any reimbursement amounts from remarketed Bonds shall be accompanied by a written certificate signed by a purported Authorized Officer of the Trustee in the form of Exhibit D attached hereto
                                                 ---------
appropriately completed.

          5. Upon receipt by us of a certificate signed by a purported Authorized Officer of the Trustee in the form of Exhibit E attached hereto
                                                 ---------
appropriately completed, the Principal Component and the Interest Component shall be permanently reduced by the respective amounts stated therein. Any partial reduction of the Stated Amount relating to principal shall be in the amount of any such "A Drawing". If the amount hereunder shall be so reduced, we may require you to surrender this Letter of Credit to us on the tenth business day after your receipt of notice from us and to accept on such date, in substitution of this Letter of Credit, a substitute Irrevocable Letter of Credit, dated such date, for an amount equal to the amount to which the amount available to be drawn hereunder shall have been so reduced, but otherwise in a form and having terms identical to this Letter of Credit.

          6. Only you as Trustee may make a drawing under this Letter of Credit. Upon the payment to you or to your account of the amount specified in a sight draft drawn hereunder, we shall be fully discharged of our obligation under this Letter of credit with respect to such sight draft and we shall not thereafter be obligated to make any further payments under this Letter of Credit in respect of such sight draft to you or any other person who may have made to you or makes to you a demand for payment of principal of or interest on, any Bond. The Bank makes no representation as to the correctness of the amount demanded.

          7. This Letter of Credit applies only to the payment of principal of the Bonds and up to 65 days' interest accruing on the Bonds on or prior to the maturity (whether at the stated maturity date or upon redemption or acceleration or otherwise) of the Bonds and does not apply to any interest that may accrue on Bonds after such maturity. Interest shall be calculated on the basis of a 365/366 day year.

          8. Upon the earliest of (i) the honoring by the Bank of the final drawing available to be made hereunder, (ii) our receipt of a certificate signed by your purported duly Authorized Officer and a purported duly authorized officer of the Company stating that "(a) no Bonds remain Outstanding (as defined in the Indenture) and (b) upon receipt by The Chase Manhattan Bank (National Association) of this certificate, The Chase Manhattan Bank (National Association) Irrevocable Letter of Credit No. PC801162 shall terminate"; (iii) our receipt of a certificate signed by your purported duly authorized officer and a purported duly authorized officer of the Company stating that: "(a) the conditions precedent to the cancellation of The Chase Manhattan Bank (National Association) Irrevocable Letter of Credit No. PC801162 set forth in Section 404 of the Indenture have been satisfied and an Alternate Letter of Credit (as defined in the Indenture) has been accepted and (b) upon receipt by The Chase Manhattan Bank (National Association) of this Certificate, The Chase Manhattan Bank (National Association) Irrevocable Letter of Credit No. PC801162 shall terminate"; and (v) the Expiration

Date, this Letter of Credit shall automatically terminate and be delivered to the Bank for cancellation.

          9. This Letter of Credit is subject to the Uniform Customs and Practice for Documentary Credits, 1993 Revision, ICC Publication No. 500 (the "Uniform Customs"). This Letter of Credit shall be deemed to be a contract made under the laws of the State of New York and shall, as to matters not governed by the Uniform Customs, be governed by and construed in accordance with the laws of the State of New York including, without limitation, Article 5 of the Uniform Commercial Code as in effect in the State of New York. Communications with respect to this Letter of Credit shall be in writing and shall be addressed to us at 4 Chase Metrotech Center, 8th Floor, Brooklyn, New York 11245, Attention:
Standby Letter of Credit Department (with a simultaneous copy to Chase National Corporate Services, Inc., Heights Plaza, 777 Terrace Avenue, 3rd Floor, Hasbrouck Heights, New Jersey 07604, Attention: Mr. Peter M. Fitzsimmons) (or such other address as we may designate to you in writing), specifically referring thereon to The Chase Manhattan Bank (National Association) Irrevocable Letter of Credit No. PC801162 and shall be addressed to you at 765 Broad Street, Routing #C76505, Newark, New Jersey 07102, specifically referring thereon to The Chase Manhattan Bank (National Association) Irrevocable Letter of Credit No. PC801162.

          10. This Letter of Credit is transferable in its entirety (but not in part) to any transferee who has purportedly succeeded to you as Trustee under the Indenture and such transferred Letter of Credit may be successively transferred. Transfer of the available drawing(s) under this Letter of Credit to such transferee shall be effected upon the presentation to us of this Letter of Credit accompanied by the transfer form in the form of Exhibit F attached
                                                          ---------
hereto and payment of a transfer fee in the amount of $1,500 by the Company.

          11. As used herein, "Authorized Officer" shall mean any of your purported Vice Presidents, Assistant Vice Presidents, Corporate Trust Officers, Assistant Corporate Trust Officers, Operations Officers or Assistant Operations Officers.

          12. This Letter of Credit sets forth in full our undertaking, and such undertaking shall not in any way be modified, amended, amplified or limited by reference to any document, instrument or agreement referred to herein (including, without limitation, the Bonds), except only the certificate(s) and the sight draft(s) referred to herein; and any such reference shall not be deemed to incorporate herein by reference any document, instrument or agreement except for such certificate(s) and such sight draft(s).

                                        Very truly yours,

                                        THE CHASE MANHATTAN BANK (NATIONAL
                                        ASSOCIATION)



                                        By:
                                            ------------------------------------

                                                                       EXHIBIT A
                                                                       ---------
                                                             to Letter of Credit
                                                             -------------------


                             [Letterhead of Trustee]

                            CERTIFICATE FOR A DRAWING

                    NEW JERSEY ECONOMIC DEVELOPMENT AUTHORITY
                      $5,000,000 ECONOMIC DEVELOPMENT BONDS
             (INTERNATIONAL VITAMIN CORPORATION PROJECT) SERIES 1995



The Chase Manhattan Bank
  (National Association)
4 Chase Metrotech Center
8th Floor
Brooklyn, New York 11245
Attention:  Standby Letter of Credit Department

Re:  Irrevocable Letter of Credit No. PC801162

Dear Sirs:

          The undersigned, an Authorized Officer of First Union National Bank (formerly known as First Fidelity Bank, National Association), as Trustee (the "Trustee") under an Indenture of Trust, dated as of October 1, 1995 by and between the New Jersey Economic Development Authority and the Trustee, hereby certifies to The Chase Manhattan Bank (National Association) (the "Bank") with reference to the above-referenced Irrevocable Letter of Credit issued by the Bank in favor of the Trustee that:

          1. The Trustee is the Trustee under the Indenture for the Bonds.

          2. The Trustee is making a drawing under the above-referenced Letter of Credit in the amount of $__________ with respect to the payment of principal of the Bonds, which amount has or shall have become due and payable pursuant to the Indenture, upon maturity or as a result of acceleration or redemption of the Bonds. None of such Bonds is held of record by IVC Industries, Inc. (formerly known as International Vitamin

Corporation) (the "Company") or by the undersigned for the account of the Company or the Bank.

          3. The amount demanded hereby, together with the aggregate of all prior payments made pursuant to "A Drawings" and the principal portion of unreimbursed "C Drawings" under the above-referenced Letter of Credit, does not exceed the Principal Component of the above-referenced Letter of Credit.

          4. The amount demanded hereby does not exceed the amount available on the date hereof to be drawn under the above-referenced Letter of Credit in respect of the principal of the Bonds.

          5. Upon receipt by the undersigned of the amount demanded hereby, (a) the undersigned will apply the same directly to the payment when due of the principal amount owing on account of the Bonds pursuant to the Indenture,
(b) no portion of said amount shall be applied by the undersigned for any other purpose and (c) no portion of said amount shall be commingled with other funds held by the undersigned.

          As used herein, the terms "Authorized Officer", "Indenture", "Bonds", "A Drawing", "C Drawing" and "Principal Component", shall have the respective meanings assigned to such terms in the above-referenced Letter of Credit.

          IN WITNESS WHEREOF, the Trustee has executed and delivered this Certificate as of the ______ day of __________, 19__.

                                        FIRST UNION NATIONAL BANK, as Trustee



                                        By:
                                            ------------------------------------

                                        Name:
                                              ----------------------------------

                                        Title:
                                               ---------------------------------



cc:  IVC Industries, Inc.

                                                                       EXHIBIT B
                                                                       ---------
                                                             to Letter of Credit
                                                             -------------------


                             [Letterhead of Trustee]


                            CERTIFICATE FOR B DRAWING

                    NEW JERSEY ECONOMIC DEVELOPMENT AUTHORITY
                      5,000,000 ECONOMIC DEVELOPMENT BONDS
             (INTERNATIONAL VITAMIN CORPORATION PROJECT) SERIES 1995


The Chase Manhattan Bank
  (National Association)
4 Chase Metrotech Center
8th Floor
Brooklyn, New York 11245
Attention:  Standby Letter of Credit Department

Re:  Irrevocable Letter of Credit No. PC801162

Dear Sirs:

          The undersigned, an Authorized Officer of First Union National Bank (formerly known as First Fidelity Bank, National Association), as Trustee (the "Trustee") under an Indenture of Trust, dated as of October 1, 1995 by and between the New Jersey Economic Development Authority and the Trustee, hereby certifies to The Chase Manhattan Bank (National Association) (the "Bank") with reference to the above-referenced Irrevocable Letter of Credit issued by the Bank in favor of the Trustee that:

          1. The Trustee is the Trustee under the Indenture for the Bonds.

          2. The Trustee is making a drawing under the above-referenced Letter of Credit in the amount of $__________ with respect to the payment of accrued interest on the Bonds, which amount has or shall have become due and payable pursuant to the Indenture upon any Interest Payment Date, maturity or as a result of acceleration or redemption of the Bonds. None of such Bonds is held of record by IVC Industries, Inc. (formerly known as

International Vitamin Corporation) (the "Company") or by the undersigned for the account of the Company or the Bank.

          3. The amount demanded hereby does not exceed the amount available on the date hereof to be drawn under the above-referenced Letter of Credit in respect of interest on the Bonds.

          4. Upon receipt by the undersigned of the amount demanded hereby, (a) the undersigned will apply the same directly to the payment when due of the interest owing on account of the Bonds pursuant to the Indenture, (b) no portion of said amount shall be applied by the undersigned for any other purpose and (c) no portion of said amount shall be commingled with other funds held by the undersigned.

          As used herein, the terms, "Authorized Officer", "Indenture", "Interest Payment Date" and "Bonds", shall have the respective meanings assigned to such terms in the above-referenced Letter of Credit.

          IN WITNESS WHEREOF, the Trustee has executed and delivered this Certificate as of the ______ day of __________, 19__.

                                        FIRST UNION NATIONAL BANK, as Trustee


                                        By:
                                            ------------------------------------

                                        Name:
                                              ----------------------------------

                                        Title:
                                               ---------------------------------



cc:  IVC Industries, Inc.

                                                                       EXHIBIT C
                                                                       ---------
                                                             to Letter of Credit
                                                             -------------------


                             [Letterhead of Trustee]


                            CERTIFICATE FOR C DRAWING

                    NEW JERSEY ECONOMIC DEVELOPMENT AUTHORITY
                      5,000,000 ECONOMIC DEVELOPMENT BONDS
             (INTERNATIONAL VITAMIN CORPORATION PROJECT) SERIES 1995


The Chase Manhattan Bank
  (National Association)
4 Chase Metrotech Center
8th Floor
Brooklyn, New York 11245
Attention:  Standby Letter of Credit Department

Re:  Irrevocable Letter of Credit No. PC801162

Dear Sirs:

          The undersigned, an Authorized Officer of First Union National Bank (formerly known as First Fidelity Bank, National Association), as Trustee (the "Trustee") under an Indenture of Trust, dated as of October 1, 1995 by and between the New Jersey Economic Development Authority and the Trustee, hereby certifies to The Chase Manhattan Bank (National Association) (the "Bank") with reference to the above-referenced Irrevocable Letter of Credit issued by the Bank in favor of the Trustee that:

          1. The Trustee is the Trustee under the Indenture for the Bonds.

          2. The Trustee is making a drawing under the above-referenced Letter of Credit in the amount of $__________ which is equal to the sum of (i) $__________ with respect to the payment of unpaid principal and (ii) $__________ with respect to accrued and unpaid interest on the Bonds to be purchased as a result of tender pursuant to the terms of the Indenture, other than Bonds or portions thereof, presently held of record by IVC Industries, Inc. (formerly known as International Vitamin Corporation) (the

"Company") or by the undersigned for the account of the Company or the Bank.

          3. The amount demanded hereby does not exceed the amount available on the date hereof to be drawn under the above-referenced Letter of Credit and was computed in compliance with the terms and conditions of the Bonds and the Indenture.

          4. Upon receipt by the undersigned of the amount demanded hereby, (a) the undersigned will apply the same directly to the payment when due of the principal and interest owing on account of the tendered Bonds pursuant to the Indenture, (b) no portion of said amount shall be applied by the undersigned for any other purpose and (c) no portion of said amount shall be commingled with other funds held by the undersigned.

          The Trustee acknowledges that, pursuant to the terms of the Letter of Credit, upon the Bank's honoring of this drawing, the amounts available to be drawn by the Trustee with respect to any subsequent redemption, tender or final drawing shall be decreased accordingly, unless reinstated in accordance with the terms and conditions of the Letter of Credit.

          As used herein, the terms, "Authorized Officer", "Indenture", "Bonds" and "C Drawing", shall have the respective meanings assigned to such terms in the above-referenced Letter of Credit.

          IN WITNESS WHEREOF, the Trustee has executed and delivered this Certificate as of the ______ day of __________, 19__.

                                        FIRST UNION NATIONAL BANK, as Trustee


                                        By:
                                            ------------------------------------

                                        Name:
                                              ----------------------------------

                                        Title:
                                               ---------------------------------




cc:  IVC Industries, Inc.

                                                                       EXHIBIT D
                                                                       ---------
                                                             to Letter of Credit
                                                             -------------------


                             [Letterhead of Trustee]

             CERTIFICATE FOR THE REINSTATEMENT OF AMOUNTS AVAILABLE

                    NEW JERSEY ECONOMIC DEVELOPMENT AUTHORITY
                      5,000,000 ECONOMIC DEVELOPMENT BONDS
             (INTERNATIONAL VITAMIN CORPORATION PROJECT) SERIES 1995


The Chase Manhattan Bank
  (National Association)
4 Chase Metrotech Center
8th Floor
Brooklyn, New York 11245
Attention:  Standby Letter of Credit Department

Re:  Irrevocable Letter of Credit No. PC801162

Dear Sirs:

          The undersigned, an Authorized Officer of First Union National Bank (formerly known as First Fidelity Bank, National Association), as Trustee (the "Trustee") under an Indenture of Trust, dated as of October 1, 1995 by and between the New Jersey Economic Development Authority and the Trustee, hereby certifies to The Chase Manhattan Bank (National Association) (the "Bank") with reference to the above-referenced Irrevocable Letter of Credit issued by the Bank in favor of the Trustee that:

          1. The Trustee is the Trustee under the Indenture for the Bonds.

          2. The amount of $__________ paid to you today is a payment to reimburse you for amounts drawn under the Letter of Credit as C Drawings.

          As used herein, the terms, "Authorized Officer", "Indenture", "Bonds" and "C Drawing" shall have the respective meanings assigned to such terms in the above-referenced Letter of Credit.

          IN WITNESS WHEREOF, the Trustee has executed and delivered this Certificate as of the ______ day of __________, 19__.

                                        FIRST UNION NATIONAL BANK, as Trustee


                                        By:
                                            ------------------------------------

                                                                       EXHIBIT E
                                                                       ---------
                                                             to Letter of Credit
                                                             -------------------


                             [Letterhead of Trustee]


                     CERTIFICATE FOR THE PERMANENT REDUCTION
                              OF THE STATED AMOUNT

                    NEW JERSEY ECONOMIC DEVELOPMENT AUTHORITY
                      5,000,000 ECONOMIC DEVELOPMENT BONDS
             (INTERNATIONAL VITAMIN CORPORATION PROJECT) SERIES 1995


          The undersigned, a duly Authorized Officer of First Union National Bank (formerly known as First Fidelity Bank, National Association) (the "Trustee"), hereby certifies the following to The Chase Manhattan Bank (National Association) (the "Bank") with reference to the Bank's Letter of Credit No. PC801162 (the "Letter of Credit"). Any capitalized term used herein and not defined shall have its respective meaning as set forth in the Letter of Credit.

          1. The Trustee is the Trustee under the Indenture for the holders of the Bonds.

          2. The aggregate principal amount of the Bonds Outstanding (as defined in the Indenture) has been reduced to $__________.

          3. The Principal Component is hereby correspondingly reduced to $__________.

          4. The Interest Component is hereby reduced to $__________ [calculated by multiplying the amount in the last line of paragraph 2 by _____% and multiplying the product thereof by the quotient of 65 divided by 365], to reflect the amount of interest allocable to the reduced amount of principal set forth in paragraph 3 hereof.

          IN WITNESS WHEREOF, the Trustee has executed this Certificate as of the ______ day of __________, 19__.

                                        FIRST UNION NATIONAL BANK, as Trustee


                                        By:
                                            ------------------------------------

                                        Name:
                                              ----------------------------------

                                        Title:
                                               ---------------------------------

                                                                       EXHIBIT F
                                                                       ---------
                                                             to Letter of Credit
                                                             -------------------



                             [Letterhead of Trustee]



                    NEW JERSEY ECONOMIC DEVELOPMENT AUTHORITY
                      5,000,000 ECONOMIC DEVELOPMENT BONDS
             (INTERNATIONAL VITAMIN CORPORATION PROJECT) SERIES 1995


The Chase Manhattan Bank
  (National Association)
4 Chase Metrotech Center
8th Floor
Brooklyn, New York 11245
Attention:  Standby Letter of Credit Department

Re:  Irrevocable Letter of Credit No. PC801162

Gentlemen:

          For value received, the undersigned beneficiary hereby irrevocably transfers to:

          (Name of Transferee)

          (Address)

all rights of the undersigned beneficiary to draw under the above Letter of Credit in its entirety. The transferee has succeeded the undersigned as Trustee under the Trust Indenture (as described in the Letter of Credit).

          By this transfer, all rights of the undersigned beneficiary in such Letter of Credit are transferred to the transferee and the transferee shall have the sole rights as beneficiary thereof, including sole rights relating to any amendments, whether increases or extensions or other amendments and whether now existing or hereafter made. All amendments are to be advised direct to the transferee with your customary notice of transfer.

          The Letter of Credit is returned to you herewith. We ask that you effect this transfer of the Letter of Credit and, if so requested by the transferee, you issue a new Letter of Credit in favor of the transferee with provisions consistent with the Letter of Credit.

                                        Yours very truly,

                                        FIRST UNION NATIONAL BANK, as Trustee
SIGNATURE AUTHENTICATED

                                        By:
- -----------------------------------         ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------




- -----------------------------------
(Authorized Signature)